March 19, 2008

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE: Adino Energy Corporation

We agree with the Company’s statements regarding our discovery and immediate reporting of what we believe to be errors in previously issued financial statements.  We have recommended that management immediately file an 8k warning investors to no longer rely on previously issued financial statements for the periods addressed in this form 8k.

/S/ McElravy, Kinchen & Associates, PC

www.mkacpas.com
Houston, Texas